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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 26, 2009

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, OR		97124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (503) 726-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01   Regulation FD Disclosure.

On January 26, 2009, MathStar, Inc. (“MathStar”) and Core Capital Group issued a press release regarding the sale of MathStar’s technology and intellectual property.  A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of MathStar under the Exchange Act or the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K:

99.1                           A copy of the press release issued on January 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: January 26, 2009.
	By	/s/ Douglas M. Pihl
Chief Executive Officer and
Chief Financial Officer
(Principal Executive Officer and
Principal Financial Officer)

Exhibit Index

99.1                           A copy of the press release issued on January 26, 2009.